New Issue Computational Materials

$325,000,000 (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2003 - RZ2

Residential Asset Mortgage Products, Inc.

Depositor

RAMP Series 2003 - RZ2 Trust

Issuer

Residential Funding Corporation

Master Servicer

February 27, 2003

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Current Principal Balance (as of 2/1/03)	$277,545,692.29
Loan Count	1,804
Average Original Balance	$153,937.34
Range of Original Balance	$28,840 - $610,000
$0.01 to $100,000.00	12.13%
$100,000.01 to $200,000.00	51.77%
$200,000.01 to $300,000.00	26.94%
$300,000.01 to $400,000.00	7.58%
$400,000.01 to $500,000.00	1.37%
$600,000.01 to $700,000.00	0.22%
WA Gross Coupon	8.129%
Range of Gross Coupons	6.750% - 11.500%
6.500% to 6.999%	1.44%
7.000% to 7.499%	14.35%
7.500% to 7.999%	34.72%
8.000% to 8.499%	19.15%
8.500% to 8.999%	17.09%
9.000% to 9.499%	6.98%
9.500% to 9.999%	4.38%
10.000% to 10.499%	0.88%
10.500% to 10.999%	0.79%
11.000% to 11.499%	0.15%
11.500% to 11.999%	0.07%
WA Age (months)	1
WA Original Term to Maturity (months)	353
Balloon / Fully Amortizing	3.51% / 96.49%
First Lien / Second Lien	100.00% / 0.00%
WA Debt-to-Income Ratio	39.41%
WA Credit Score	699
Range of Credit Scores	580 - 818
599 or Less	1.33%
600 to 619	7.74%
620 to 639	9.64%
640 to 659	7.33%
660 to 679	5.48%
680 to 699	14.77%
700 to 719	11.80%
720 to 739	16.76%
740 to 759	12.26%
760 to 779	8.75%
780 to 799	3.57%
800 or Greater	0.56%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

WA Original LTV	102.43%
Range of Original LTV	90.00% - 107.00%
90.00% or Less	0.07%
90.01% to 95.00%	6.37%
95.01% to 100.00%	28.73%
100.01% to 101.00%	1.88%
101.01% to 102.00%	2.48%
102.01% to 103.00%	28.73%
103.01% to 104.00%	4.21%
104.01% to 105.00%	4.27%
105.01% to 106.00%	4.56%
106.01% to 107.00%	18.69%
Credit Grade
A1	40.97%
A2	25.09%
A3	14.64%
A4	15.86%
AX	2.03%
AM	1.40%
Property Type
SF Detached	78.67%
PUD Detached	8.08%
Low-Rise Condo	7.46%
PUD Attached	4.63%
Townhouse	1.01%
Leasehold	0.15%
Occupancy Status
Primary Residence	94.68%
Non-Owner Occupied	4.46%
Second/Vacation Home	0.85%
Documentation
Full Documentation	88.91%
Limited Documentation	11.09%
Loan Purpose
Purchase	66.73%
Equity Refinance	24.54%
Rate/Term Refinance	8.73%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Prepayment Penalty Term
None	44.19%
12 months	5.38%
24 months	1.22%
30 months	0.06%
36 months	45.01%
42 months	0.14%
48 months	0.68%
60 months	3.32%
Geographic Concentration (> 3%)
California	21.65%
Florida	7.06%
Michigan	5.32%
Arizona	5.13%
Virginia	4.29%
Maryland	3.82%
Washington	3.82%
Illinois	3.58%
Texas	3.50%
Other	41.83%